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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

         Global Sciences and Technology Investments (the "Portfolio")

         Supplement dated March 1, 2002 to Prospectus and Statement of
                  Additional Information dated July 31, 2001

   On February 25, 2002, the Board of Trustees of the Trust approved the liquidation of the Portfolio. Effective thereafter, the Portfolio will be closed to new investments and to investors, other than certain investors who are Portfolio shareholders as of that date who invest in the Portfolio through a retirement or other employee benefit or pension plan. Shareholders as of the close of business on February 25, 2002 may continue to hold their shares but, except as stated above, will be unable to add to their accounts. Shareholders will be permitted to redeem their Portfolio shares as provided in the Portfolio's prospectus.

   Shareholders of the Portfolio will soon receive an information statement regarding the liquidation.

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